Exhibit 99.2

C ONFIDENTIAL 1 JULY 2021

LEGAL DISCLAIMER Disclaimers and Other Important Information This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Nettar Group Inc . (“Satellogic” or the “Company”) and CF Acquisition Corp . V (“CFAC V”) and related transactions (the “Potential Business Combination”) and the proposed private offering of public equity (the “PIPE Offering”), and for no other purpose . By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below . This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Potential Business Combination, the PIPE Offering or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction . This Presentation does not constitute either advice or a recommendation regarding any securities . Any offer to sell securities will be made only pursuant to a definitive Subscription Agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933 , as amended, for offers and sales of securities that do not involve a public offering . CFAC V and Satellogic reserve the right to withdraw or amend for any reason any offering and to reject any Subscription Agreement for any reason . The communication of this Presentation is restricted by law ; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation . No representations or warranties, express or implied, are given in, or in respect of, this Presentation . This Presentation is subject to updating, completion, revision, verification and further amendment . None of CFAC V, Satellogic or their respective affiliates has authorized anyone to provide interested parties with additional or different information . No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise . To the fullest extent permitted by law, in no circumstances will CFAC V, Satellogic or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents (including the internal economic models), its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with CFAC V, Satellogic or their respective representatives as investment, legal or tax advice . In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of Satellogic, the Potential Business Combination or the PIPE Offering . Recipients of this Presentation should each make their own evaluation of Satellogic, the Potential Business Combination and the PIPE Offering and of the relevance and adequacy of the information and should make such other investigations as they deem necessary .. Confidentiality This information is being distributed to you on a confidential basis . By receiving this information, you and your affiliates agree to maintain the confidentiality of the information contained herein . Without the express prior written consent of CFAC V and Satellogic, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of Satellogic, the Potential Business Combination and the PIPE Offering or (iv) provided to any other person, except your employees and advisors with a need to know who are advised of the confidentiality of the information . This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof . Forward - Looking Statements Legend This document contains certain forward - looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Satellogic and CFAC V, including statements regarding the benefits of the Potential Business Combination, the anticipated timing of the Potential Business Combination, the services offered by Satellogic and the markets in which it operates (including future market opportunities), Satellogic’s projected future results, future financial condition and performance and expected financial impacts of the Proposed Business Combination (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Proposed Business Combination, the PIPE Offering and the level of redemptions of CFAC V’s public stockholders . These forward - looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions . Forward - looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties . Many factors could cause actual future events to differ materially from the forward - looking statements in this Presentation, including, but not limited to : (i) the risk that the Potential Business Combination and PIPE Offering may not be completed in a timely manner or at all, which may adversely affect the price of CFAC V’s securities, (ii) the risk that the Potential Business Combination may not be completed by CFAC V’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CFAC V, (iii) the failure to satisfy the conditions to the consummation of the Potential Business Combination, including the adoption of the business combination agreement by the shareholders of CFAC V and Satellogic, the satisfaction of the minimum trust account amount following redemptions by CFAC V’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the Potential Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement, (vi) the effect of the announcement or pendency of the Potential Business Combination on Satellogic’s business relationships, performance, and business generally, (vii) risks that the Potential Business Combination disrupts current plans of Satellogic and potential difficulties in Satellogic employee retention as a result of the Potential Business Combination, (viii) the outcome of any legal proceedings that may be instituted against Satellogic or against CFAC V related to the transaction agreement or the Potential Business Combination, (ix) the ability to maintain the listing of CFAC V’s securities on The Nasdaq Stock Market LLC, (x) the price of CFAC V’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Satellogic operates or plans to operate, variations in performance across competitors, changes in laws and regulations affecting Satellogic’s business and changes in the combined capital structure, (xi) the ability of Satellogic to implement business plans, forecasts, and other expectations after the completion of the Potential Business Combination, and identify and realize additional opportunities, (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Satellogic operates, (xiii) the risk that Satellogic and its current and future collaborators are unable to successfully develop and commercialize Satellogic’s products or services, or experience significant delays in doing so, (xiv) the risk that Satellogic may never achieve or sustain profitability ; (xv) the risk that Satellogic may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all ; (xvi) the risk that the post - combination company experiences difficulties in managing its growth and expanding operations, (xvii) the risk that third - party suppliers and manufacturers are not able to fully and timely meet their obligations, (xviii) the risk of product liability or regulatory lawsuits or proceedings relating to Satellogic’s products and services, (xix) the risk that Satellogic is unable to secure or protect its intellectual property and (xx) the risk that the post - combination company’s securities will not be approved for listing on The Nasdaq Stock Market LLC or another stock exchange or if approved, maintain the listing . The foregoing list of factors is not exhaustive . You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form F - 4 and proxy statement/prospectus discussed below and other documents filed by CFAC V and/or PubCo (as defined below), from time to time with the U . S . Securities and Exchange Commission (the “SEC”) . These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements . Forward - looking statements speak only as of the date they are made . Readers are cautioned not to put undue reliance on forward - looking statements, and Satellogic and CFAC V assume no obligation and do not intend to update or revise these forward - looking statements, whether as a result of new information, future events, or otherwise . Neither Satellogic nor CFAC V gives any assurance that either Satellogic, CFAC V or the combined company will achieve its expectations . C ONFIDENTIAL 2

LEGAL DISCLAIMER (CONT’D) Use of Projections This Presentation contains projected financial information with respect to Satellogic . Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties . See “Forward - Looking Statements” above . Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved . Any “pro forma” financial data included herein has not been prepared in accordance with Article 11 of Regulation S - X of the SEC, is presented for informational purposes only and may differ materially from the Regulation S - X compliant pro forma financial statements of Satellogic for the year ended December 31 , 2020 to be included in the registration statement on Form F - 4 in connection with the Potential Business Combination (when available) . Financial Information; Non - GAAP Financial Terms The financial information and data contained this Presentation is unaudited and does not conform to Regulation S - X promulgated by the SEC . Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement or other report or document to be filed or furnished by CFAC V, or any prospectus, registration statement or other report or document to be filed by PubCo, or by the combined company following completion of the Proposed Business Combination, with the SEC . Furthermore, some of the projected financial information and data contained in this Presentation, such as Adjusted EBITDA (and related measures), has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) . Satellogic and CFAC V believe these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Satellogic’s financial condition and results of operations . Satellogic’s management uses these non - GAAP measures for trend analyses and for budgeting and planning purposes . Satellogic and CFAC V believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Satellogic’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors . Management of Satellogic does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP . The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Satellogic’s financial statements . In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures . You should review Satellogic’s audited financial statements, which will be presented in CFAC V’s proxy statement and/or PubCo’s prospectus to be filed with the SEC, and not rely on any single financial measure to evaluate Satellogic’s business . A reconciliation of non - GAAP financial measures in this Presentation to the most directly comparable GAAP financial measures is not included, because, without unreasonable effort, Satellogic is unable to predict with reasonable certainty the amount or timing of non - GAAP adjustments that are used to calculate these Non - GAAP financial measures . Industry and Market Data This Presentation has been prepared by Satellogic and includes market data and other statistical information from third - party industry publications and sources as well as from research reports prepared for other purposes . Although CFAC V and Satellogic believe these third - party sources are reliable as of their respective dates, none of CFAC V, Satellogic or any of their respective affiliates has independently verified the accuracy or completeness of this information and cannot assure you of the data’s accuracy or completeness . Some data is also based on Satellogic’s good faith estimates, which are derived from both internal sources and the third - party sources described above . None of CFAC V, Satellogic, their respective affiliates, nor their respective directors, officers, employees, members, partners, stockholders or agents make any representation or warranty with respect to the accuracy of such information . Trademarks and Intellectual Property All trademarks, service marks, and trade names of CFAC V or Satellogic or their respective affiliates used herein are trademarks, service marks, or registered trade names of CFAC V or Satellogic, respectively, as noted herein . Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with CFAC V or Satellogic, or an endorsement or sponsorship by or of CFAC V or Satellogic . Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that CFAC V, Satellogic or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names . Additional Information and Where to Find It This Presentation relates to a proposed transaction between Satellogic and CFAC V . This Presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . CFAC V intends to file a proxy statement with the SEC and expects that a newly created entity (“PubCo”) through which the Potential Business Combination will be consummated will file a registration statement on Form F - 4 that will include a prospectus . The proxy statement will be sent to all CFAC V stockholders . CFAC V and/or PubCo will also file other documents regarding the Potential Business Combination with the SEC . A consent solicitation will also be sent to all holders of Satellogic securities . Before making any voting decision, investors and security holders of CFAC V and Satellogic should read the proxy statement or consent solicitation, as applicable, and all other relevant documents filed or that will be filed with the SEC in connection with the Potential Business Combination as they become available because they will contain important information about the Potential Business Combination . Investors and security holders will be able to obtain free copies of the proxy statement, prospectus and all other relevant documents filed or that will be filed with the SEC by CFAC V and/or PubCo through the website maintained by the SEC at www . sec . gov . In addition, the documents filed by CFAC V and/ or PubCo may be obtained by written request to CFAC V at CFAC V Acquisition Corp . , 110 East 59 th Street, New York, NY 10022 . Participants in Solicitation CFAC V and Satellogic and their respective directors and officers may be deemed to be participants in the solicitation of proxies from CFAC V’s stockholders in connection with the Potential Business Combination . Information about CFAC V’s directors and executive officers and their ownership of CFAC V’s securities is set forth in CFAC V’s filings with the SEC . To the extent that holdings of CFAC V’s securities have changed since the amounts printed in CFAC V’s proxy statement, such changes have been or may be reflected on Statements of Change in Ownership on Form 4 filed with the SEC . Additional information regarding the interests of those persons and other persons who may be deemed participants in the Potential Business Combination may be obtained by reading the proxy statement regarding the Potential Business Combination when it becomes available . You may obtain free copies of these documents as described in the preceding paragraph . C ONFIDENTIAL 3

TRANSACTION SUMMARY

CF Acquisition Corp. V ("CFAC V") business combination with Nettar Group, Inc. d/b/a Satellogic ("Satellogic") at a pro forma enterprise value of $850mm

TRANSACTION HIGHLIGHTS

TRANSACTION SIZE	• $250mm cash in trust from CF Acquisition Corp. V ("CFAC V")[1] • $100mm PIPE[2]
VALUATION	• $850mm pro forma enterprise value • Implies highly attractive valuation relative to peers
CAPITAL STRUCTURE	• Satellogic shareholders are rolling 100% of their equity in the transaction[3] • $274mm cash to balance sheet to fund the company's growth plan[1,4] • $41mm in proceeds will be used for debt repayment
OWNERSHIP[1,6]	• ~64% existing fully diluted Satellogic equity holders[5] • ~27% SPAC including founder shares[6] • ~9% PIPE Investors[2]

1 Assumes no redemptions from CFAC V
2 Includes $33mm from Cantor Fitzgerald (including $10mm forward purchase agreement) and ~$20mm from pre-PIPE funding
3 If up to two existing Satellogic convertible note holder(s) give(s) notice of their election to redeem their convertible notes, Satellogic and CFAC V will cooperate to arrange for the assignment (or replacement) of such notes
4 Assumes $35mm of transaction expenses
5 Includes 16.2 million pro forma shares (~14%) in the form of a warrant to an investor that may be exercised only in connection with a sale of the underlying shares
6 Excludes 8.3mm warrants held by the SPAC stockholders and 0.2mm warrants held by Sponsor; excludes 30% of sponsor promote subject to vesting at $12.50, $15.00 and $20.00

SATELLOGIC CONFIDENTIAL 4

OVERVIEW OF SPONSOR

HOWARD LUTNICK

Chairman and Chief Executive Officer
Cantor Fitzgerald



Joined Cantor Fitzgerald in 1983 and was appointed President and CEO in 1991. Named Chairman in 1996

Chairman and CEO of BGC Partners, Inc. (NASDAQ: BGCP), Executive Chairman of Newmark Group, Inc. (NASDAQ: NMRK) and Chairman and CEO of each SPAC sponsored by Cantor Fitzgerald

Longest serving CEO of any U.S. Federal Reserve Primary Dealer

Acquired Newmark Knight Frank in 2011 and created 4th largest US real estate services firm

Cantor Fitzgerald, founded in 1945, is a leading Investment Bank led by a highly experienced executive team including Howard Lutnick, Chairman and CEO, and Anshu Jain, President. Cantor has a leading SPAC sponsorship franchise and is a leading SPAC underwriter for third parties

Cantor is the largest broker-dealer private partnership on Wall Street with over $300 trillion of financial transactions annually covering more than 5,000 fixed income and equities clients; Cantor is 1 of 24 Primary Dealers of U.S. Treasuries

Cantor's Financial and Real Estate Services businesses have over 12,000 employees primarily across Cantor Fitzgerald, BGC Partners, Inc. (NASDAQ: BGCP) and Newmark Group, Inc. (NASDAQ: NMRK)

Cantor's leading SPAC franchise:

- CFAC I combined with GCM Grosvenor (NASDAQ: GCMG) in November 2020
- CFAC II combined with View, Inc. (NASDAQ:VIEW) in March 2021
- CFAC III announced pending combination with AEye, Inc. in February 2021

SATELLOGIC CONFIDENTIAL 5

1 2 3 4 5 6 INVESTMENT HIGHLIGHTS Massive $140bn+ TAM 1 opportunity unlocked by near zero marginal cost structure and SaaS platform $2.1bn sales pipeline for multi - year long - term contracts Transaction expected to fund business plan, with additional opportunities for acceleration and incremental value creation through M&A 3,4,5 Vastly superior unit economics for high resolution imagery with remapping capability Differentiated and proven technology with 13 satellites already in orbit 2 Powerful and highly scalable business model 1 Source: Euroconsult 2 Does not include 4 satellites launched on June 30, 2021 that are not yet operational 3 See page 53 for the financial model 4 Assumes no redemption s from CFAC V 5 Assumes $35mm of transaction expenses C ONFIDENTIAL 6

PRESENTERS



EMILIANO KARGIEMAN | CEO & Founder

25+ years building technology and technology companies

- Co-founded **Core Security Technologies**: developed the first automated penetration testing software, has worked with clients such as Apple, Cisco, Homeland Security, NSA, NASA and Lockheed Martin
- Co-founded **GarageLab**, a problem-solving laboratory based on an innovative multidisciplinary approach involving science, technology, art and business
- Co-founded and served as Managing Director of venture capital firm **Aconcagua Ventures**: invested in high-tech startups to develop them as global businesses



RICK DUNN | CFO

25+ years of financial leadership including executive roles in both public and private companies as well as over 10 years in public accounting

- CFO at **PowerTeam Services**: helped sell the company to new private equity owners in September 2018
- CFO at **ACN, Inc.** (a wireless operator and energy reseller) and **Trilogy International Partners** (a wireless carrier)
- Corporate Controller at **Western Wireless International**
- 10+ years in public accounting with **Grant Thornton LLP**

SATELLOGIC CONFIDENTIAL 7

SATELLOGIC IS CREATING A SEARCHABLE EARTH[1]

GLOBAL DAILY REMAPPING OF EVERY SQFT





UPDATED CATALOG OF EVERYTHING ON EARTH

With the ability to provide additional layers of insight...



Object Identification



Scene Classification



Predictive Models



Change Tracking

Driving better decision-making across industries to unlock a $140Bn+ TAM[2]

1 Based on full conetellation of 300 satellites
2 Source: Euroconsult

SATELLOGIC CONFIDENTIAL 8

C ONFIDENTIAL 8 P o r t of C a r ta gena, C olombia Im age c aptu r ed b y N e w Sa t - 8

Port of Cartagena, Colombia
Image captured by NewSat-8


Panama Canal, Panama
Image captured by NewSat-8


Barcelona Marina


Cape Town, South Africa
SATELLOGIC

Abu Dhabi Ma r ina, U AE Im age c aptu r ed b y N e w Sa t - 8

Abu Dhabi Marina, UAE
Image captured by NewSat-8
Melbourne, Australia
Image captured by NewSat-11
Botafogo Bay, Rio de Janeiro, Braz
Oroville Lake, CA, USA
Image captured by NewSat-4

Ai r c raft Bon e y a r d, T ucson, A Z , USA Im age c aptu r ed b y N e w Sa t - 16

Aircraft Boneyard, Tucson, AZ, USA
Image captured by NewSat-16


Chhatrapati Shivaji Maharaj International Airport, Mumbai, India
Image captured by NewSat-8


Ben Gurion International Airport, Tel Aviv, Israel


Yonaguni Airport, Okinawa, Japan
Image captured by NewSat-8
SATELLOGIC

C ONFIDENTIAL 14 Melbou r n e, A ust r alia Im age c aptu r ed b y N e w Sa t - 11

C ONFIDENTIAL 15 Ortigueira, State of Parana, Brazil Im age c aptu r ed b y N e w Sa t - 8

C ONFIDENTIAL 16 Abu Dhabi, U AE Im age c aptu r ed b y N e w Sa t - 8

C ONFIDENTIAL 17 Rainb o w B r idge, Mina t o , Ja p an Im age c aptu r ed b y N e w Sa t - 8

Chicago, IL, USA
Image captured by NewSat-5
Texas, USA
Image captured by NewSat-8
Barcelona, Spain

C ONFIDENTIAL 19 K omatipoo r t , South A f r ica Im age c aptu r ed b y N e w Sa t - 4

C ONFIDENTIAL 20 Saint Neots, UK Im age c aptu r ed b y N e w Sa t - 8

C ONFIDENTIAL 21 Damtshaa Diamon d Min e, Bot s w ana Im age c aptu r ed b y N e w Sa t - 8

C ONFIDENTIAL 22 Megalopoli P o w er Plant , G r ee c e Im age c aptu r ed b y N e w Sa t - 10 Cap r i c o r n Ridge W in d F a r m, T X, USA Im age c aptu r ed b y N e w Sa t - 8 Cardon Refinery, Falcon, Venezuela Im age c aptu r ed b y N e w Sa t - 16 Th r ee Go r ges Dam, Hu b ai, China Im age c aptu r ed b y N e w Sa t - 15

C ONFIDENTIAL 24 M o ’ o r e a, F r en c h P olyn esia Im age c aptu r ed b y N e w Sa t - 8

OUR MISSION Satellogic was built to help solve the greatest challenges of our time: Resource utilization and distribution Solving them requires data that is: Glo b al Up - to - date Reliable Detailed Accessible ENERGY SU P P L Y Infrastructure and production monitoring for O&G and renewables, smart - cities CLIM A TE CHANGE Planetary health monitoring, natural disasters and associated economic impact W A TER SU P P L Y Watershed monitoring, water quality assessment, reservoir levels, green infrastructure IMMIGRATION Border control, monitoring migration routes F OOD SU P P L Y Crop detection, maturity and health, yield prediction, supply chain management C ONFIDENTIAL 25

THE CURRENT CATEGORY IS BROKEN S A TEL L OGIC IS THE SO L U TION LONG LEAD TIMES HIGH COST HIGH COST LIMITED CAPACITY LOW RESOLUTION NO REMAPPING CAPABILITIES CANNOT SCALE MANUALLY OPERATED CANNOT PROVID E A GLOBA L SOLUTION Terrestrial methods of obtaining Earth Observation imagery have a number of critical shortcomings Earth Observation satellite data has had limited commercial applicability to date DEFENSE & INTELLIGENCE O THER SMALL S A TELLITES C ONFIDENTIAL 26 C ONFIDENTIAL 26

SATELLOGIC HAS REDUCED UNIT ECONOMICS BY UP TO 100X[1] UNLOCKING A MASSIVE TAM[2]

DESIGNED FROM THE GROUND UP



Proprietary technology enables **short R&D cycles and massive cost reduction**

MAPPING AT NEAR ZERO MARGINAL COST

At scale, Satellogic will **re-map the Earth daily**



A constellation that periodically scans the Earth's surface can serve any **customer, with essentially no incremental expenses**

CREATING COSTS MATERIALLY BELOW OUR COMPETITORS[1]



$56.07
$52.41
$38.81
$27.45
$0.46
MAXAR
WorldView-4
BLACKSKY
GEN-2
AIRBUS
Pleiades
planet
SkySat
SATELLOGIC
NewSat Mark-IV
120x+
110x+
80x+
60x

Satellogic's acquisition cost per KM² is up to over **100x better** than its competitors

Satellogic's unmatched unit economics unlocks a $140bn+ market[3]

1 Fully loaded acquisition cost per KM² includes constellation capital expenditures and is based on utilization estimate of 0.6% of available capacity; Source: Satellogic internal analysis based on publicly disclosed information and management estimates
2 Based on full constellation of 300 satellites
3 Source: Euroconsult

SATELLOGIC
CONFIDENTIAL 27

SATELLOGIC WILL BE THE ONLY COMPANY CAPABLE OF REMAPPING THE WORLD AT SUB-METER RESOLUTION AT THE FREQUENCY REQUIRED TO ADDRESS COMMERCIAL APPLICATIONS[1]

Sub-meter resolution with high-frequency represents an important threshold where significant commercial applications can be harvested

Most applications require <1-meter weekly remaps



RESOLUTION
<1m
5m
10m
Base maps
Tax compliance
Forestry Inventory
Cartography
Pest Detection
Tree Counting
Infrastructure Planning
Infrastructure monitoring
Crop Health Monitoring
Pipeline Monitoring
Tillage Monitoring
Soil monitoring
Urban monitoring
Fire Detection
Irrigation Monitoring
AIRBUS
MAXAR
SATELLOGIC
Exploration
Crop Type Estimation
Yield Prediction
planet
Doves
Landsat / Sentinel
Land Use
Vegetative Indices
Yearly
Monthly
Weekly
Daily
DATA FREQUENCY
Agriculture
Energy
Forestry
Infrastructure



70cm
5m
10m

Satellogic offers sub-meter resolution, which is the sweet spot to access +60% of the TAM[2]

1 Based on full constellation of 300 satellites
2 Source: Euroconsult - Earth Observation Report

SATELLOGIC
CONFIDENTIAL 28

SATELLOGIC'S TECHNOLOGY IS PROVEN WITH THE ABILITY TO SCALE

SATELLOGIC HAS PROVEN TECHNOLOGY

MORE CURRENT CAPACITY THAN NEXT 4 EO COMPANIES COMBINED[1]

ABILITY TO MAP AT 0.7M RESOLUTION

CURRENT CAPACITY TO REMAP THE ENTIRE PLANET MONTHLY



13 SATELLITES CURRENTLY IN ORBIT[2]

GROUND STATIONS IN OPERATION

MULTIPLE SUCCESSFUL DATA & SOLUTIONS PILOTS

...with the goal of reaching 300 satellites to remap the Earth daily by 2025

1 Assumes sub-1m resolution - EO Companies include: Airbus, Maxar, Planet and BlackSky - Source: Satellogic internal analysis based on publicly disclosed information and management estimates
2 Does not include 4 satellites launched on June 30, 2021 that are not yet operational

SATELLOGIC CONFIDENTIAL 29

SATELLOGIC’S DIFFERENTIATED TECHNOLOGY Patented camera design gives Satellogic unique competitive advantages Satellogic’s approach is best suited for remapping S A TELLITE O P TIMIZ A TION THE CHALLENGE To create a smaller, lighter and more cost - effective system 10 GRANTED P A TEN T S + 3 5 P E NDING A P P LI C A TIONS 1 GRANTED U TILI T Y MODEL P A TENTED O P TI C AL T E CHNO L OGY THE CHALLENGE Motion blur Signal - to - noise 3 x L O W ER MASS than a n y oth er E O small sa t elli te 1 E O small sa t elli t e 1 competitors 1 1 0 x MORE C A P A CI T Y than S A TEL L OGIC REI N V ENTED THE S A TELLITE FROM THE GROUND UP: 680k Less than 30k Less than 40k 300k+ axar / WorldView - 4 BlackSky / GEN - 2 Planet / SkySat NewSat 27,000 Km/h ~7 Km/s SIGNAL - TO - NOISE BLUR RE P RESEN T A T I V E C OM P ETI T OR S M C ONTINUOUS C A P T URE LARGE A P E R T URE SPOTLIGHT MANEU V ER MU L TI P LE IM A GE PO S T P ROCESSING W ORLD C O V ER A GE SIZE/MASS & C O S T D AIL Y C A PA CI T Y (KM 2 ) 82 cm 3x 1 0 , 00 0 + C OMPONEN T S 4 5 0 SUBASSEMBLIES IN LESS THAN 0 . 2 M 3 AND 3 8 .5 K G (D R Y MASS) REDU C TION IN 1 Source: Satellogic internal analysis based on publicly disclosed information and management estimates C ONFIDENTIAL 30 L A UNCH C O S T than a n y oth er

SATELLOGIC'S VERTICAL INTEGRATION / R&D

Vertical integration enables Satellogic to have shorter R&D cycles, go to market quicker and reduce satellite costs by up to 80% vs. competitors[1]

VERTICAL INTEGRATION

Design, manufacturing and / or integration of every component enables:

- **3x mass reduction** from a typical design
- **10x cost reduction** compared to competitors[1]
- **Faster innovation cycle**



COST REDUCTION

$450k bill of materials vs. $10mm for competitors[1]

SHORT R&D CYCLES

9-Month R&D development cycle

ADVANTAGEOUS JURISDICTION

- Reduced costs
- Increased flexibility
- More launch opportunities

1 Source: Satellogic internal analysis based on publicly disclosed information and management estimates

SATELLOGIC CONFIDENTIAL 31

SATELLOGIC'S DIFFERENTIATORS

Leveraging substantial competitive advantages in costs and camera technology for a disruptive new business model

10x
capture capacity via proprietary camera technology vs. competitors[1]

10x
CAPEX reduction through full satellite redesign vs. competitors[1]

Scalability
and quality assurance through vertical integration



Continuous capture
Near Zero marginal cost
Affordable Services
Increased demand
Large constellation of satellites in orbit (scale)

Emerging **economies of scale** work to both **consolidate demand and deter competition**

1 Source: Satellogic internal analysis based on publicly disclosed information and management estimates

SATELLOGIC
CONFIDENTIAL 32

GO - TO - MARKET STRATEGY While we grow our constellation of satellites to deliver services to the commercial sector, we will be focusing on selling and delivering to our Government and Defense & Intelligence (D&I) clients that will help to finance the build out of our constellation 60+ SATELLITES W eekly w o r ld r emaps N e ar z e r o ma r ginal c ost 13 S A TELLITES in ope r atio n 1 CURRENT MARKET NEW MARKET OPPORTUNITY LONG - TERM CONTRACTS SATELLITE - AS - A - SERVICE FINANCES C ON S TELL A TION S A AS SUBSCRI P TION MODEL SELF - SER V ICE P L A T F ORM DATA LAYERS GOVERNMENT, D&I COMMERCIAL CUSTOMERS 300+ SATELLITES Daily world remaps 2 0 20 2 0 2 1 2 0 22 2 0 2 3 2 0 24 2 0 25+ 1 Does not include 4 satellites launched on June 30, 2021 that are not yet operational C ONFIDENTIAL 33

SATELLOGIC HAS A BACKLOG OF ~$38MM WITH $2.1BN OF OPPORTUNITIES IN CURRENT PIPELINE

	DISCOVER[1]	QUALIFY[2]	VALIDATE[3]
337 OPPORTUNITIES $2.1bn	256 OPPORTUNITIES	41 OPPORTUNITIES	40 OPPORTUNITIES
SELECT EXAMPLES	• North American D&I customer • North American Energy customer	• APAC D&I customer • APAC Research customer	• Middle Eastern analytics customer • APAC D&I customer • APAC Disaster Response customer

Backlog[4]
~$38mm

Near-term Pipeline[5]
$0.8bn

Longer-term Pipeline[6]
$1.3bn

CUSTOMERS

CSIS CENTER FOR STRATEGIC & INTERNATIONAL STUDIES

ABDAS[7]

DISTRIBUTORS

EUROPEAN SPACE IMAGING

PARTNERSHIPS / MEMBERSHIPS

AMA · INSA · esri · OGC · SMALLSAT ALLIANCE · USGIF

1 Discover: opportunities that have been identified at a market level through initial understanding of potential customer's needs
2 Qualify: opportunities that have been discovered & scoped with the potential customer in terms of budget and requirements. Purchase of intent validated
3 Validate: opportunities that have been discovered, qualified and where a strong match between potential customer needs and Satellogic's value proposition has been established. Purchase of intent of Satellogic's services has been established. Service deal has been structured

4 Backlog: signed contract pending operational execution
5 Opportunities within the next 24 months in the EO market
6 Opportunities in greater than 24 months that require a larger satellite constellation
7 ABDAS is a Chinese data analytics company focused on agriculture that is partnered with the provincial government of Henan; the contract provides imagery of the Henan province for agricultural monitoring

SATELLOGIC CONFIDENTIAL 34

SATELLOGIC HAS SUCCESSFULLY DEMONSTRATED THE USE OF ITS DATA IN VITAL APPLICATIONS

	ENERGY		AGRICULTURE	FORESTRY	INFRASTRUCTURE
					
APPLICATION	Oil Pipeline Monitoring	Oil Field Monitoring	Precision Farming / Food supply chain	Forestry - tree count	Infrastructure planning for renewable energy projects
OVERVIEW	• Major O&G company needed to monitor ~3,000km of pipelines • Monitoring by air biweekly at cost ~$1,200/km	• Major O&G company needed to monitor asset inventory	• Large agriculture company needed to survey ~50k hectares of crops to determine growth, yield levels and time harvesting	• Paper producer needed to map tree cuts and evolution of new plantings	• Solar and wind producer needed to survey locations based on floor risk and quality of infrastructure
OUTCOME	• Using satellites and machine learning, Satellogic demonstrated similar detection capabilities at costs of less than $100/km	• Satellogic pilot demonstrated that its machine learning technology could successfully detect changes	• Satellogic pilot demonstrated high detection capacity and ability to provide additional value-added layers of insight including accurate detection of rapeseed glooms and automated estimation of crop growth with +95% precision	• Satellogic demonstrated that its machine learning technologies could deliver the required insights at fraction of the cost	• Satellogic's machine learning technologies in combination with its satellites demonstrated their ability to give insights on flood zones, relative water depths, flows and terrain mapping
TAM[1]	**$10bn**	**$10-12bn**	**$10-12bn**	**$2bn**	**$4bn**

Satellogic has already completed more than a dozen successful commercial pilots across verticals

1 Source: Euroconsult

SATELLOGIC CONFIDENTIAL 35

A GAME CHANGER FOR FINANCE AND INSURANCE

PRECISE ESTIMATION OF COMMODITIES OUTPUT	• Yield prediction of every agricultural field • Wood cuttings across the globe • Energy output for every solar panel, wind farm, hydroelectric dam and thermal power plant • Mineral output from open-pit mines	 Letseng Diamond Mine, Lesotho Image captured by NewSat-8
GEOSPATIAL RISK MODELLING	**Risk maps continuously updated including:** • Flood risk • Drought risk • Fire risk • Environmental risks (e.g., oil spills, agal blooms)	 FSO nabarima oil tanker, Gulf of Paria, Venezuela Image captured by NewSat-8
REAL TIME IMPACT ASSESSMENT, DISASTER MANAGEMENT AND INSURANCE CLAIMS ESTIMATION	• Storm damage to aquaculture, ships and infrastructure • Droughts & floods • Forest fires • Catastrophes, including explosions, oil spills, earthquakes, avalanches, tsunamis	 Port Explosion, Beirut, Lebanon Image captured by NewSat-8

SATELLOGIC CONFIDENTIAL 36

A CRITICAL TOOL IN THE FIGHT AGAINST CLIMATE CHANGE

REAL TIME PLANETARY HEALTH MONITORING	• Ocean level, temperature and acidity • Fractures in polar ice caps • Global temperature • Natural disasters • Water distribution (droughts/floods)
INTELLIGENCE FOR RESOURCE EFFICIENCIES	• Early pest detection to minimize pesticides • Water humidity levels to increase irrigation efficiency • Early detection of oil spills • Early detection of illegal deforestation & mining



Marambio Base, Antarctica
Image captured by NewSat-4

SATELLOGIC
CONFIDENTIAL
37

MARKET OPPORTUNITY

The key to unlocking a $140bn+[1] market opportunity lies in the ability to monitor the planet at a high resolution, at a high frequency and at the *right price*



Low (Cents/km²)
DATA COST
High (Dollars/km²)
WEEKLY WORLD REMAPS
NEAR-TERM OPPORTUNITIES
CURRENT VAS MARKET
CURRENT EO DATA MARKET
$1.9bn¹
$3.7bn¹
$39.2bn¹
$140bn+¹
Low (Months)
DATA FREQUENCY
High (Days)

INDUSTRY	APPLICATIONS	TAM
INFRASTRUCTURE	Roads and Bridges, Trains, Ports and Airports, Dams, Power Plants	~$16 - 18bn[1,2]
ENERGY	O&G, Utility Networks, Alternatives, Security, Planning and Monitoring	~$38 - 50bn[1]
NATURAL RESOURCES	Deforestation, Pollution, Water Quality, Climate Change	~$6bn[1]
FOOD SECURITY & SUSTAINABILITY	Agriculture, Aquaculture, Livestock, Food Security	~$30bn[1]
CARTOGRAPHY / URBAN PATTERNS	Autonomous Vehicles, Cadastral and Contextual Information, Zero-day, Maps	~$55 – 65bn[1,3]
POLICY & GOVERNMENT	Border and Maritime Security, Planning, Taxation, Disaster Response, National Local City	~$1bn[1,4]

New Applications, New Customers, Near Zero Marginal Cost

1 Source: Euroconsult
2 Considers infrastructure monitoring and Telecom & Utilities
3 Considers cartography less infrastructure categories
4 Represents the market for Dedicated Satellite Services (DSC)

SATELLOGIC CONFIDENTIAL 38

SATELLOGIC HAS A SUPERIOR PRODUCT TO NEW SPACE COMPETITORS

	SATELLOGIC NEWSAT	BLACKSKY GEN-2
RESOLUTION (MULTISPECTRAL IMAGING)	70cm	100cm
VIDEO CAPTURE	✓	✗
COST OF SATELLITE	<1mm	~10mm
SATELLITE MANUFACTURER	SATELLOGIC	LeoStella (JV with Thales Alenia)
DAILY CAPTURE CAPACITY PER SATELLITE (IMAGING) KM²	300k	29k
OPERATIONAL SATELLITES	13[1]	6
SATELLITES NEEDED FOR WEEKLY WORLD REMAPS	60	732
CONSTELLATION CAPEX (REQUIRED FOR WEEKLY WORLD REMAPS)	$60mm	$7.3bn

Source: Satellogic internal analysis based on publicly disclosed information and management estimates; BlackSky investor presentation and press releases
1 Does not include 4 satellites launched on June 30, 2021 that are not yet operational

SATELLOGIC CONFIDENTIAL 39

SATELLOGIC HAS A SUPERIOR PRODUCT TO NEW SPACE COMPETITORS Ima ge captu r ed b y N e w Sa t - 16 E V ER G I V EN c ontain er ship blo c k in g th e Su ez C anal, E gypt All pictures were downloaded from companies’ public twitter posts on March 26, 2021 C ONFIDENTIAL 40

SATELLOGIC HAS A SUPERIOR PRODUCT TO NEW SPACE COMPETITORS AND A MASSIVE COST ADVANTAGE Ima ge captu r ed b y N e w Sa t - 16 All pictures were downloaded from companies’ public twitter posts on March 26, 2021 1 https://spacepolicyonline.com/news/enhancedview - news - not - so - rosy - for - geoeye/ 2 https://directory.eoportal.org/web/eoportal/satellite - missions/v - w - x - y - z/worldview - 4 3 https://spacenews.com/soyuz - launches - french - pleiades - imaging - satellite/ 4 https://earth.esa.int/web/eoportal/satellite - missions/p/pleiades 5 https://pleiades.cnes.fr/en/PLEIADES/index.htm E V ER G I V EN c ontain er ship blo c k in g th e Su ez C anal, E gypt NEWSAT 1 - 18 Sa t elli t e c ost : < $ 1mm W eight : 3 8 .5 k g Design li f e : 3 - 4 y e ar s (estimated service life: 4 - 5 years) WORLDVIEW - 3 Sa t elli t e c ost : $8 3 5m m 1 W eight : 2 , 087 k g 2 Design li f e : 7 y e ar s 2 (estima t ed se r vi c e li f e: 1 0 - 12 y e a r s) PLEIADES - 1B Sa t elli t e c ost : $ 4 25mm 3 W eight : 940 k g 4 Design li f e : 5 y e ar s 5 (estima t ed se r vi c e li f e: 7 - 8 y e a r s) C ONFIDENTIAL 41

SATELLOGIC WILL BE THE INFORMATION PLATFORM FOR PLANET EARTH

HIGH-RESOLUTION, EO DATA ON A DAILY BASIS

An updated Catalog of everything on Earth[1]



AVAILABLE THROUGH UI AND APIs TO CUSTOMERS AND 3RD PARTY DEVELOPERS



TO ENABLE A BROAD RANGE OF VALUE-ADDED SERVICES



Count ships in a harbor



Identify trees in a forest



Sense humidity levels in a field



Locate and Identify planes

1 Based on full constellation of 300 satellites

SATELLOGIC CONFIDENTIAL 42

MANAGEMENT TEAM



EMILIANO KARGIEMAN

CEO & Founder

Co-founded Core Security Technologies, Garage Labs and Aconcagua Ventures



GERARDO RICHARTE

CTO / CISO & Founder

Co-founded Core Security Technologies, and Disarmista; World Bank



RICK DUNN

CFO

PowerTeam Services, ACN, Inc., Trilogy International Partners, Western Wireless International, Grant Thornton LLP



AVIV COHEN

COO & Chief of Staff

Fraud Sciences, PayPal, Core Security Technologies



REBECA BRANDYS

General Counsel

CommScope Inc., Burger King Corporation, US sailing team, Stephenson Harwood



MATT TIRMAN

Head of Satellogic NA

Descartes Labs, PlanetRisk Inc., Strategic Social, Accenture, Capgemini, and BCP Int'l Founder Access



THOMAS VANMATRE

VP of Global Business Development

Maxar, NGA, Awarded the Australian Intelligence Community MedallionGlobal



LORRI KOHLER

VP of Global Compliance

ACN, Inc., Lenovo, Cisco Systems



DANIEL SMULOVITZ

VP of Marketing

Core Security Technologies, Nearis, Samconsult



FEDERICO HANSSEN

VP of Manufacturing

Procter & Gamble, Shell Oil, Mondelez



DIONISIO DÍAZ GONZÁLEZ

VP of Satellite Engineering

Mynaric Lasercom, German Aerospace Center



ALAN KHARSANSKY

VP of Mission Operations

Educational Robotics Projects and University Research Labs



ALBERTO SOLIÑO

VP of Security

SecureAuth, Core Security Technologies



KEN SMITH

VP & Global Controller

Siemens



MAXIMILANO WAISSBEIN

VP of Finance Operations

Core Security Technologies, Founded Tintoec



MAGGIE BELL

VP of Tax

PricewaterhouseCoopers

SATELLOGIC

CONFIDENTIAL 43

PROJECT AND TECHNOLOGY ROADMAP Our plan is to continue to increase frequency and resolution towards a live view of planet Earth 2 0 20 13 3 0.99m at 470 km Government, D&I Weekly World Remaps Commercial Platform Daily World Remaps 0.40m at 440 km 0.30m at 330 km 0.77m - 0.64m at 600 km - at 500 km 17 4 37 8 111 22 2 0 8 40 300 60 2 0 2 1 2 0 22 2 0 2 3 2 0 24 2 0 25+ S A TELLITES IN ORBIT D AI L Y R E V ISI T S OF ANY POINT OF INTERE S T SATELLITE CHARACTERISTICS (GSD RESO L U TION) P RODU C T L A UNCHES C ONFIDENTIAL 44

2030 2030 2035+ Space base solar energy IoT Data Collection 5 G Ba c k h a u l Government Satellite - to - Satellite Enterprise Broadband Internet Tiered Architecture for latency/bandwith optimization Optical Geostationary Relay L a sser C r ossl i n k Global Laser Mesh Hyperspectral R a d ar Thermal Infrared RF M o n i t or i n g Imaging Spectrometry Satellite - as - a - Service Weekly World Remaps Daily World Remaps P e r m a n e n t M o n i t o r i n g T O D A Y LONG TERM GROWTH OPPORTUNITY: INFRASTRUCTURE TO EXTEND STAY AND PROSPERITY ON PLANET EARTH Constellation of mass - produced, inexpensive small satellites orbiting Earth will provide key services for the resiliency and growth of a thriving planet We are building the key blocks to leverage large constellations of small satellites to deliver services to Earth: Complete, low cost satellite bus Modular satellite architecture High - throughput satellite manufacturing Satellite operations at scale Multi - payload in - orbit platform Inter - satellite laser mesh LEO/MEO/GEO complementarity 2 0 3 0 2 035 2 04 0 + 1 Source: Euroconsult C ONFIDENTIAL 45 2 Comprised of Satellite Internet and Second Order Effects From Internet Services From Space - Source: UBS projections of the Space Economy by 2040

1 2 3 4 5 6 INVESTMENT HIGHLIGHTS Massive $140bn+ TAM 1 opportunity unlocked by near zero marginal cost structure and SaaS platform $2.1bn sales pipeline for multi - year long - term contracts Vastly superior unit economics for high resolution imagery with remapping capability Differentiated and proven technology with 13 satellites already in orbit 2 Powerful and highly scalable business model Transaction expected to fund business plan, with additional opportunities for acceleration and incremental value creation through M&A 3,4,5 C ONFIDENTIAL 46 1 Source: Euroconsult 2 Does not include 4 satellites launched on June 30, 2021 that are not yet operational 3 See page 53 for the financial model 4 Assumes no redemption s from CFAC V 5 Assumes $35mm of transaction expenses

SATELLOGIC IN ACTION C ONFIDENTIAL 47

UPDATE WE SUCCESSFULLY LAUNCHED 4 MORE SATELLITES IN A SPACEX ROCKET ON JUNE 30TH! These four new spacecraft will join the operational fleet in 6 to 8 weeks, as commissioning finishes C ONFIDENTIAL 48

C ONFIDENTIAL 49 FINANCIAL OVERVIEW

OFFERING PORTFOLIO

Two unique and complementary business segments aimed at positioning the company in the larger information industry and at differentiating ourselves from traditional EO based products

	1 GOVERNMENT, D&I		2 COMMERCIAL CUSTOMERS	
DESCRIPTION	Dedicated constellation of satellites mapping the world		Planetary-scale dataset of affordable high-frequency, high-resolution, EO imagery & data, enabling application-specific solutions fueled by data analytics	
TARGET CUSTOMERS	Governments and Fortune 100 companies		Existing users of EO imagery and new customers currently priced out of existing offering	
COMPETITIVE POSITIONING	The customer accesses a constellation with no technological risk and no initial investment		Low-end cost, high-volume; unique combination of Multispectral & Hyperspectral Imaging + analytical capabilities	
GO-TO-MARKET STRATEGY	1st Direct sales + RFPs 2nd Partnerships		1st Distributors 2nd Direct and Partnerships 3rd Self-serve automated platform	
FACTS & FIGURES	CURRENT PIPELINE **$2.1bn**	2025 PROJECTED REVENUE **$324mm**	TAM[1] **$140bn+**	2025 PROJECTED REVENUE **$463mm**

1 Source: Euroconsult

SATELLOGIC CONFIDENTIAL 50

( $17) ( $32) $49 $197 ($2) 202 2 E $473 202 0 A 202 1 E 2023 E 202 4 E 202 5 E $0 $4 $40 $109 $279 $593 202 0 A 202 1 E 202 2 E 202 3 E 202 4 E 202 5 E FINANCIAL PROJECTIONS ($mm) 1 Adj. EBITDA is a non - GAAP measure. See reconciliation of historic measure in Appendix COMMERCIAL CUSTOMERS GOVERNMENT, D&I $787 % GROWTH R E V ENUE GROSS P ROFIT A DJ . EBIT DA 1 546% 181% 177% 115% % MARGIN 37% 54% 60% % MARGIN 61% 84% 83% 76% 75% 202 0 A 202 1 E 202 2 E 202 3 E 202 4 E 202 5 E $0 C ONFIDENTIAL 51 $7 $47 $132 $365 7 41 109 226 324 0 0 0 6 23 139 463

AT SCALE, SATELLOGIC’S CAPEX BECOMES A DECREASING PERCENTAGE OF REVENUES AND PROFITS $35 $63 $136 $9 8 8 56 104 137 176 0 0 0 0 23 19 152 1 27 6 9 ($mm) # S A TELLITES IN ORBIT 13 17 37 111 208 300 300 27.7% 13.8% OTHER CAPEX $218 SATELLITE REPLACEMEN T CAPEX SATELLITE GROWT H CAPEX CAPEX AS A PERCENTAG E OF REVENUE $169 13 20 23 $186 33 2 0 2 0 A 2 0 2 1 E 2022 E 2 0 2 3 E 2 0 2 4 E 2025 E 2 0 2 6 E C ONFIDENTIAL 52

FINANCIAL SUMMARY Note: Projections exclude the impact of future acquisitions 1 Net of other operating income and excludes depreciation of satellites and other property and equipment and share - based compensation expense 2 Adj. EBITDA is a non - GAAP measure. See reconciliation of historic measure in Appendix 3 Free cash flow defined as Adj. EBITDA less capex C ONFIDENTIAL 53 ($mm) 2020 A 1 2021E 2022E 2023E 2024E 2025E Satellites Launched 13 4 20 87 100 113 Satellites Decommissioned 0 0 0 (13) (3) (21) Satellites in Orbit 13 17 37 111 208 300 Defense & Intelligence revenues 0 7 41 109 226 324 Commercial platform revenues 0 0 6 23 139 463 Total revenues $0 $7 $47 $132 $365 $787 % growth 546% 181% 177% 115% COGS 0 3 7 23 86 194 G r o s s p r o f i t $0 $4 $40 $109 $279 $593 % margin 61% 84% 83% 76% 75% Sales & Marketing 1 7 5 7 13 30 Research and Development 12 21 26 38 49 63 General and Administrative 5 8 11 15 20 27 Operating costs 1 $17 $36 $41 $60 $82 $120 Adj. EBITDA 2 ($17) ($32) ($2) $49 $197 $473 % margin 37% 54% 60% Cash flow Adj. EBITDA 2 (17) (32) (2) 49 197 473 Less: capex (9) (35) (63) (136) (169) (218) Free cash flow 3 ($27) ($67) ($64) ($87) $28 $255

STRONG FINANCIAL MODEL NET R E V ENUE GR O W TH ( Y EAR O V ER Y EAR) C A P I T AL E X P ENDI T URES (% NET R E V ENUE) A DJ . EBIT D A MARGI N 1 GROSS MARGIN 200%+ 2 0 21 E - 2 0 25E C A GR 60%+ A CHI E V ED B Y 2 0 25E ~75% MAN T AINED THROUGH 2 0 25E <15% A F TER 2 0 2 6E Supported by opening up the commercial market (weekly remaps in 2022/2023, daily in 2025) Significant operating leverage accompanying growth and scale of the business Attractive gross margins driven by minimal incremental cost of additional revenue No significant growth capex required after 2025 despite continued scaling of revenues 1 Adj. EBITDA is a non - GAAP measure. See reconciliation of historic measure in Appendix C ONFIDENTIAL 54

C ONFIDENTIAL 55 TRANSACTION OVERVIEW

DETAILED TRANSACTION OVERVIEW

($mm)

Transaction Highlights

- Transaction expected to fund business plan, with additional opportunities for acceleration and incremental value creation through M&A[1,2]
- $100mm PIPE, including $53.5mm from pre-PIPE and Sponsor
  Pre-PIPE Funding: ~$20mm convertible at PIPE pricing
  Investors include Marcos Galperin (Founder/CEO, MercadoLibre) and Javier Olivan (VP of Central Products, Facebook)
  Sponsor Commitment: ~$33mm investment
- All existing Satellogic equity will be rolled over in transaction[4]
- Majority of company shareholders are subject to a 12-month lock-up[9]

Pro Forma Capitalization

Pro Forma Shares Outstanding	112.4
Equity Value	$1,124
Cash[1,2]	$274
Debt[3]	-
Enterprise Value	$850

Sources & Uses

Sources	
Satellogic Rollover Equity	$722
SPAC Cash in Trust[1]	$250
PIPE Capital[5]	$100
Sponsor shares[6]	$52
Total Sources	$1,124

Uses	
Satellogic Rollover Equity	$722
Cash to balance sheet	$274
Debt repayment	$41
Transaction expenses / fees	$35
Sponsor shares[6]	$52
Total Uses	$1,124

Pro Forma Ownership[8]


PIPE[5]
~9%
Sponsor shares[6]
~5%
SPAC
~22%
Satellogic equity holders[7]
~64%

Selected Investors

1 Assumes no redemptions from CFAC V
2 Assumes $35mm of transaction expenses
3 Does not factor liabilities related to warrants pursuant to guidance provided in ASC Topic 815-40
4 If up to two existing Satellogic convertible note holder(s) give(s) notice of their election to redeem their convertible notes, Satellogic and CFAC V will cooperate to arrange for the assignment (or replacement) of such notes
5 Includes ~$33mm from Cantor Fitzgerald (including $10mm forward purchase agreement) and ~$20mm from pre-PIPE funding
6 Includes Sponsor Private Placement and Sponsor FPA Incentive; excludes 30% of Sponsor Promote representing 1.9mm shares subject to vesting with 0.6mm shares vesting at $12.50, 0.6mm shares vesting at $15.00 and 0.6mm shares vesting at $20.00
7 Includes 16.2 million pro forma shares (~14%) in the form of a warrant to an investor that may be exercised only in connection with a sale of the underlying shares
8 Excludes 8.3mm warrants held by the SPAC stockholders and 0.2mm warrants held by Sponsor
9 Excludes a single shareholder / convertible noteholder, a single convertible noteholder, and the warrant holder, all of whom are subject to a minimum 6-month lock-up; 12-month lock-up subject to customary price-based early release

SATELLOGIC CONFIDENTIAL 56

SELECTED PUBLIC COMPARABLE UNIVERSE FOR SATELLOGIC Space Economy Expanding use cases for space technologies Mostly unproven technologies Category Creators Creating new / dramatically disrupting existing markets First mover advantage Data & Analytics / SaaS Data - driven solutions High, durable growth with operating leverage C ONFIDENTIAL 57

54% 46% 36% 11% 15% 269% 113% 373% 28% 29% SELECTED PEER OPERATIONAL BENCHMARKING R E V ENUE GROWTH A DJ . EBIT D A MARGIN 1 E S TIM A TED TAM PROVEN T E CHNO L OGY S P A CE E C ONOMY D A T A & ANA L Y TI C S / SaaS C A T E GO R Y CRE A T ORS ~$140bn ~$40bn ~$91bn - - Source: Company filings, investor presentations, Euroconsult and FactSet as of 06/30/2021 Note: Space Economy, Data & Analytics / SaaS and Category Creators figures represent peer set medians 1 Adj. EBITDA is a non - GAAP measure. See reconciliation of historic measure in Appendix ’21 - ’24E ’ 21 - ’ 23E 20 2 4 E 20 2 3 E C ONFIDENTIAL 58

2 . 3 x 2 . 8 x 3 . 0 x 21 . 0 x 11 . 2 x SELECTED PEER VALUATION BENCHMARKING E V / R E V ENUE S P A CE E C ONOMY D A T A & ANA L Y TI C S / SaaS C A T E GO R Y CRE A T ORS Source: Company filings, investor presentations and FactSet as of 06/30/2021 EV / 2 0 2 4E EV / 2 0 22E Note: Multiples for BlackSky, Astra, Momentus, Spire and Rocket Lab reflect EV based on current SPAC share price applied to PF capital structure C ONFIDENTIAL 59

TRANSACTION IS PRICED AT A MEANINGFUL DISCOUNT TO PEER MULTIPLES

TRANSACTION VALUE | **RELATIVE VALUATION**

($ in billions)



$0.85
$3.2
$2.1
~210% premium at mid-point
$5.7
$3.8
~460% premium at mid-point
SATELLOGIC
Discounted EV implied by 10.0x – 15.0x 2024E revenue of $365mm
Discounted EV implied by 10.0x – 15.0x 2025E revenue of $787mm

SUMMARY OF APPROACH

- Applied a range of forward multiples to Satellogic's 2024E and 2025E management forecasted revenue and then discounted back 3 and 4 years, respectively, assuming a 20% discount rate
- 10 – 15x revenue multiple range informed by Data & Analytics / SaaS and Category Creators median multiples
- Multiples applied to 2024E and 2025E revenues given Satellogic's much higher growth potential and ramp to ~60% Adj. EBITDA[1] margin by 2025

1 Adj. EBITDA is a non-GAAP measure. See reconciliation of historic measure in Appendix

SATELLOGIC CONFIDENTIAL 60

C ONFIDENTIAL 61 A PPENDIX

54% 46% 95% 31% 56% 26% 41% 18% 14% 14% 7% 30% 1% 1% 11% N / M 18% 10% 27% 12% 15% 14% 21% 269% 113% N /M 480% 373% 87% 107% 424% 22% 29% 27% 28% 29% 62% 24% 19% 25% 35% 15% 28% 36% 37% 29% 2. 3 x 2. 8 x 2. 1 x 3. 5 x 1. 3 x 10. 0 x 2. 6 x 27. 6 x 8. 9 x 28. 9 x 15. 5 x 26. 4 x 32. 3 x 47. 6 x 8. 9 x 8. 5 x 14. 6 x 9. 1 x 7. 3 x 6. 9 x 16. 7 x 11. 2 x 1 1 1 1 1 SELECTED PEER OPERATIONAL AND VALUATION BENCHMARKING Source: Company filings and FactSet as of 06/30/2021 Note: N/M denotes “not meaningful” due to no available data or negative values; 1 EV based on current SPAC share price applied to PF capital structure 1 Adj. EBITDA is a non - GAAP measure. See reconciliation of historic measure in Appendix R E V ENUE GROWTH A DJ . EBIT D A MARGIN 1 E V / R E V ENUE ’ 21 - ’ 2 4E ’21 - ’23E ’ 2 4 E ’ 23E EV / 2 0 2 4E EV / 2 0 22E S P A CE E C ONOMY Average: 294% Median: 373% D A T A & ANA L Y TI C S / SaaS Average: 45% Median: 36% Average: 7.8x Median: 3.0x Average: 30% Median: 28% C A T E GO R Y CRE A T ORS Average: 29% Median: 29% Average: 11% Median: 11% Average: 22.1x Median: 21.0x Average : 13 . 7 x Median : 11 . 2 x 29 . 9 x Average: 17% Median: 15% C ONFIDENTIAL 62

($000) 2019 2020 Net result for the year (loss) (20,765) (113,926) Plus: Income tax (benefit) expense 83 148 Plus: Finance costs 4,501 7,566 Less: Finance income (398) (79) Less: Other financial income (expense) 112 (597) NON - GAAP ADJUSTED EBITDA RECONCILIATION Plus: Depreciation of satellites and other property and equipment 4,238 3,182 EBITDA ($12,229) ($103,705) Plus: Share - based compensation expense 960 1,985 ADJ. EBITDA ($15,499) ($17,497) Plus: Embedded derivative loss (income) 84,224 (4,230) C ONFIDENTIAL 63

FINAL TRANSACTION STRUCTURE



SPAC Shareholders
Target Shareholders
Satellogic Inc (BVI)
CF Acquisition Corp. V (Delaware)
Nettar Goup Inc. (dba Satellogic) (BVI)

SATELLOGIC
CONFIDENTIAL 64

OUR PATENTED APPROACH IS AN ALTERNATIVE FOR WORLD REMAPS MASS ( k g) P ROS C ONS MAIN P L A Y ERS D AI L Y C A P A CI T Y ( k m 2 ) C O S T (mm ) 1 2,087 2 835 3 680,000 2 56 4 10 5 29,040 6 120 7 10 8 26,667 9 3 8 .5 1 30 0 , 00 0 + More photons Short exposure time Large Aperture (e.g. WorldView - 4) Spotlight Maneuver (e.g. GEN - 2) Multiple image postprocessing (e.g. SkySat) Big size and mass Maxar (Digital Globe), Airbus Medium/small aperture Long exposure time Continuous capture not possible; limited capacity Black Sky, Earth - I, ImageSat Sprinter Medium/small aperture Short exposure time Volume of data limits the capture capacity Planet (SkySat) Small aperture Long exposure time - 1 Includes cost of launching 2 https://directory.eoportal.org/web/eoportal/satellite - missions/v - w - x - y - z/worldview - 4 3 https://spacepolicyonline.com/news/enhancedview - news - not - so - rosy - for - geoeye/ C ONFIDENTIAL 65 4 https://space.skyrocket.de/doc_sdat/blacksky - global.htm 5 Due dilligence report Euroconsult - Satellogic (page 57) 6 https://www.blacksky.com/2016/11/14/space fl ight - industries - sha res - fi rst - images - from - blacksky - pathfinder - satellite - claims - mission - success/ 7 mass - https://space.skyrocket.de/doc_sdat/skysat - 3.htm 8 daily capacity - https://developers.planet.com/docs/data/skysat/#skysat - imagery - products 9 Euroconsult - Earth Observation Data & Services Market Report - 13th Edition (page 131) NewSat Mark - IV

SATELLOGIC'S SYSTEMATIC APPROACH TO SATELLITE BUSINESS

TECHNOLOGY AND DESIGN

- Satellogic designs all of the strategic components of its satellites in-house
- Satellogic is currently baselining the security environment in preparation for certification with the Cybersecurity Maturity Model Certification (CMMC)
- All key sourced components undergo a technical specification review and validation by Satellogic engineers
- Our strategic suppliers each hold ISO 9001 certifications

MANUFACTURE AND LAUNCH

- Satellogic assembles and tests all components for its satellites in-house
- Satellogic verify the integrity of the systems and software at every key stage
  - before shipping
  - at reception at the launch facility
  - before integration to the launch vehicle
  - after first turn-on in orbit

OPERATE

- Satellogic directly controls, manages, and operates all of its satellites
- Customer directed tasking is managed through Satellogic owned and operated systems
- Satellogic processes all imagery in-house and securely stores that imagery in a managed, hosted cloud environment
- Satellogic has developed its own software to monitor and detect operational anomalies
- Satellogic conducts routine integrity checks of on-board software and firmware

SATELLOGIC CONFIDENTIAL 66

GLOBAL FOOTPRINT



BUSINESS DEVELOPMENT + SALES
Miami
FINANCE
Charlotte
SOLUTIONS
Barcelona
PRODUCT DELIVERY PLATFORM
Tel Aviv
BUSINESS DEVELOPMENT + SALES
Beijing
DEVELOPMENT TEAM
Corboba
SATELLITE R&D + MISSION OPERATIONS
Buenos Aires
MANUFACTURING AND ASSEMBLY
Montevideo

240+ EMPLOYEES

SATELLOGIC
CONFIDENTIAL 67

COMPANY TIMELINE 2010 20 1 4 20 1 3 20 1 1 20 1 2 2015 20 1 8 20 1 6 20 1 7 20 1 9 20 2 0 20 2 1 Satellogic was founded Launched first and second prototypes Launched first prototype with camera Launched two full satellites (NewSat 1&2) Launched one commercial satellite (NewSat 3) Launched four commercial satellites (NewSat 19 - 22) Launched two commercial satellites (NewSat 4&5) Launched 13 commercial satellites (NewSat 6 - 18), Including first dedicated launch First prototype tested Completed manufacturing facility Design patent granted Signed first commercial contract Secured dedicated launches contract Approved to launch with Arianespace (July 2019) and SpaceX (Dec 2019) Signed first DSC Contract C ONFIDENTIAL 68

C ONFIDENTIAL 63